Exhibit 99.1

Horizon I Investments, LLC

Financial Statements

Horizon I Investments, LLC

-i-

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Horizon I Investments, LLC
55 5th Avenue, Suite 1702
New York, New York 10003

We have audited the accompanying balance sheet of Horizon I Investments, LLC as of December 31, 2015 and the related statements of operations, changes in members’ equity, and cash flows for the period from October 22, 2015 (inception) through December 31, 2015.  Horizon I Investments, LLC’s management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horizon I Investments, LLC as of December 31, 2015 and the results of its operations and its cash flows for the period from October 22, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
July 15, 2016

Horizon I Investments, LLC
Balance Sheet
As of December 31, 2015

ASSETS

Current Assets:
Cash	$4,073,447
Notes receivable - related party	750,000
Total Current Assets	4,823,447

Cost method investment in Horizon Energy Partners LLC	688,000

Total Assets	$5,511,447

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Escrow deposits payable	$690,000
Total Current Liabilities	690,000

Commitments and contingencies

Members' Equity:
Members' equity	4,876,000
Accumulated deficit	(54,553)
Total Members' Equity	4,821,447
Total Liabilities and Members' Equity	$5,511,447

See accompanying notes to financial statements

Horizon I Investments, LLC
Statement of Operations
For the Period from October 22, 2015 (Inception) through December 31, 2015

Revenues	$-

Operating Expenses
General and administrative	54,553

Total Expenses	54,553

Net Loss	$(54,553)

See accompanying notes to financial statements

Horizon I Investments, LLC
Statement of Changes in Members' Equity
For the Period from October 22, 2015 (Inception) through December 31, 2015

	Members' Equity	Accumulated Deficit	Total

Balance - October 22, 2015 (Inception)	$-	$-	$-

Units issued for cash	5,311,000	-	5,311,000

Offering costs	(285,000)	-	(285,000)

Return of capital	(150,000)	-	(150,000)

Net loss	-	(54,553)	(54,553)

Balance - December 31, 2015	$4,876,000	$(54,553)	$4,821,447

See accompanying notes to financial statements

Horizon I Investments, LLC
Statement of Cash Flows
For the Period from October 22, 2015 (Inception) through December 31, 2015

Cash Flows From Operating Activities:
Net loss	$(54,553)

Net Cash Used in Operating Activities	(54,553)

Cash Flows From Investing Activities:
Issuance of notes receivable - related party	(750,000)
Cash paid for cost method investment in Horizon Energy Partners LLC	(688,000)

Net Cash Used in Investing Activities	(1,438,000)

Cash Flows From Financing Activities:
Escrow deposits	690,000
Capital contributions by members less offering costs	5,026,000
Return of capital	(150,000)

Net Cash Provided by Financing Activities	5,566,000

Net increase in cash	4,073,447

Cash - beginning of the period	-

Cash - end of the period	$4,073,447

Supplemental disclosure of cash flow information:
Interest	$-
Income taxes	$-

See accompanying notes to financial statements

HORIZON I INVESTMENTS, LLC
NOTES TO FINANCIAL STATEMENTS
1.           NATURE OF OPERATIONS

Horizon I Investments, LLC (“Horizon” or the “Company”) is a Delaware limited liability company with perpetual duration that was formed on October 22, 2015.

The purpose of the Company is to make debt and equity investments in as well as engage in acquisition, exploration, exploitation and development of oil and natural gas properties and prospects in the United States and internationally.

As of December 31, 2015, the Company had a working capital of $4,133,447 and an accumulated deficit of $54,553.  As a result of the utilization of cash in its operating activities, and the development of its assets, the Company has incurred losses since it commenced operations. In addition, the Company has a limited operating history.  At December 31, 2015, the Company had cash and cash equivalents of approximately $4.1 million. The Company’s primary source of operating funds since inception has been equity financings. While management believes that the current level of working capital is sufficient to maintain current operations as well as the planned added operations for the next 12 months, including the Petro Transaction, management intends to raise capital through debt and equity instruments in order to execute its business and operating plans. Management can provide no assurances that the Company will be successful in capital raising efforts. In order to conserve capital, from time to time, management may defer certain activity.

Recent Developments

On December 1, 2015, the Company entered into a conditional purchase agreement with Petro River Oil Corp. ("Petro"). Under the terms of the Purchase Agreement, the Company intends to sell to Petro, no earlier than April 30, 2016 (the "Closing Date"), and subject to the satisfaction of certain conditions set forth in the Purchase Agreement (the "Petro Transaction"): (i) a 20% membership interest in Horizon Energy Partners, LLC ("Horizon Energy"); (ii) a promissory note receivable issued by the Company to Petro in the principal amount of $750,000 (see Note 3 – “Petro Note”); (iii) approximately $690,000 held in escrow pending Closing; and (iv) certain bank, investment and other accounts maintained by the Company, in an amount which, together with the amount issued under the Petro Note and the Closing Proceeds, total not less than $5.0 million (collectively, the "Purchased Assets"). The consideration for the Purchased Assets is 2.033 million pre-split (10.2 million post-split) shares of Petro’s common stock, $0.0001 par value ("Common Stock"), which shares shall be issued to the Company on the Closing Date. Horizon Energy is an oil and gas exploration and development company owned and managed by former senior oil and gas executives.  It has a portfolio of domestic and international assets, including two assets located in the United Kingdom, adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe.

The Petro Transaction closed on May 3, 2016 (see Note 7).

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company held no cash equivalents at December 31, 2015.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits.

Cost Method Investment

In accordance with Accounting Standards Codification (“ASC”) No. 325-20, “Investments-Other: Cost Method Investments”, for investments in an investee over which the Company does not have significant influence, the Company carries the investment at cost and only adjusts for other-than-temporary declines in fair value and distributions of earnings. The Company’s management regularly evaluates the impairment of its cost method investments based on the performance and financial position of the investee as well as other evidence of estimated market values. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, recent financing, projected and historical financial performance, cash flow forecasts and current and future financing needs. An impairment loss is recognized in the consolidated statements of operations equal to the excess of the investment’s cost over its fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of investment.

Income Taxes

The Company has elected to be taxed as a partnership whereby all taxable income and expense will be passed through to the Company members holding equity units in the Company.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Subsequent Events

The Company’s management reviewed all material events through the date of the financial statements were issued for subsequent event disclosure consideration.

Recent Accounting Pronouncements

The Company has reviewed all other recently issued accounting pronouncements, which were in effect and could impact its consolidated financial statements, and does not believe that any other recently issued accounting pronouncement would have a material impact on its financial position or results of operations.

3.           NOTE RECEIVABLE – RELATED PARTY

On December 1, 2015, the Company issued a non-recourse promissory note to Petro, with a principal amount of $750,000 (the “Petro Note”), the proceeds of which are to be used for working capital purposes. Interest on the Petro Note is due upon the earlier to occur of closing of the Petro Transaction, or December 31, 2016. Amounts due under the terms of the Petro Note accrue interest at an annual rate equal to one half of one percent. As of December 31, 2015, the outstanding balance due from Petro was $750,000.

4.           COST METHOD INVESTMENT IN HORIZON ENERGY PARTNERS LLC

On November 19, 2015, the Company paid $688,000 for a 20% interest in Horizon Energy.  It has a portfolio of domestic and international assets, including two assets located in the United Kingdom, adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe.  The Company accounts for the investment under the cost method. As of December 31, 2015, the balance of this cost method investment was $688,000.

5.           ESCROW DEPOSITS PAYABLE

As part of the Petro Transaction discussed in Note 1, approximately $690,000 (“Escrow Proceeds”) held in escrow will be paid to Petro upon closing of the transaction. The Escrow Proceeds are being held in a third party escrow account under the terms of an Escrow Agreement (“Escrow Agreement"). Under the terms of the Escrow Agreement, the Escrow Proceeds will be disbursed to Petro upon consummation of the Petro Transaction, the issuance to certain investors of 2.033 million pre-split (10.2 million post-split) shares of Petro's Common Stock, as well as the satisfaction of other release conditions set forth in the Escrow Agreement.

6.           MEMBERS’ EQUITY

The Company’s capital structure consists of the authorization to issue 1,000 member units and each issued member unit has one vote. The profits and losses of the Company, as defined in the operating agreement, are allocated to the members in accordance with their respective ownership percentage interests.

During the year ended December 31, 2015, the Company issued 1,000 member units for total cash proceeds, net of offering costs, of $5,026,000.

As of December 31, 2015, 1,000 member units were issued and outstanding.

7.           RELATED PARTY TRANSACTIONS

As discussed above in Note 3, the Company issued a note receivable to Petro in December 2015. The Sole Manager of the Company, Mr. Scot Cohen, holds a 9.2% membership interest in the Company and is the Executive Chairman of Petro. In addition, Mr. Cohen owns a 2.8% membership interest in Horizon Energy. On April 28, 2016, Mr. Cohen contributed an additional $150,000 to the Company.

8.           SUBSEQUENT EVENTS

On January 13, 2016, the Company issued a second non-recourse promissory note in the principal amount of $750,000 ("Note B") to Petro. All of the proceeds from Note B were used to fund the obligations of Petro River UK Limited. The principal and all accrued and unpaid interest on Note B is due upon the earlier to occur of closing of the transactions contemplated under the terms of the Purchase Agreement. Amounts due under the terms of Note B accrue interest at an annual rate equal to one half of one percent.

On April 7, 2016, the Company issued a third non-recourse promissory note in the principal amount of $100,000 ("Note C") to Petro. The principal and all accrued and unpaid interest on Note C is due upon the earlier to occur of closing of the transactions contemplated under the terms of the Purchase Agreement. Amounts due under the terms of Note C accrue interest at an annual rate equal to one half of one percent.

On May 3, 2016, Petro River Oil Corp. entered into an Amended and Restated Conditional Purchase Agreement with the Company ("Amended Agreement"). The Amended Agreement amends and restates a Conditional Purchase Agreement entered into on December 1, 2015 (Petro Transaction as discussed in Note 1).

The Amended Agreement amends the Petro Agreement to (i) provide for additional advances by the Company to Petro of approximately $850,000 (together with the previous advance of $750,000, the "Notes Receivable"); and (ii) the issuance by Petro at closing of the transactions contemplated by the Petro Transaction of an additional approximately 1,395,916 post-split shares. The increase in the number of shares issued to the Company reflects the additional cash, receivables and other assets reflected on the Company’s balance sheet at the time of closing of the Petro Transaction, which amount reflects the Notes Receivable. All other terms and conditions of the Purchase Agreement remained in full force and effect.

The Petro Transaction closed on May 3, 2016 (the "Closing"), as a result of the Closing, Petro issued 11,564,250 post-split shares of its Common Stock to the Company.

Horizon I Investments, LLC
Balance Sheets
(unaudited)

	March 31, 2016	December 31, 2015
ASSETS

Current Assets:
Cash	$3,323,369	$4,073,447
Notes receivable - related party	1,500,000	750,000
Total Current Assets	4,823,369	4,823,447

Cost method investment in Horizon Energy Partners LLC	688,000	688,000

Total Assets	$5,511,369	$5,511,447

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Escrow deposits payable	$690,000	$690,000
Total Current Liabilities	690,000	690,000

Commitments and contingencies

Members' Equity:
Members' equity	4,876,000	4,876,000
Accumulated deficit	(54,631)	(54,553)

Total Members' Equity	4,821,369	4,821,447

Total Liabilities and Members' Equity	$5,511,369	$5,511,447

See accompanying notes to the financial statements

Horizon I Investments, LLC
Statement of Operations
For the Three Months Ended March 31, 2016
(unaudited)

Revenues	$-

Operating Expenses
General and administrative	78

Total Expenses	78

Net Loss	$(78)

See accompanying notes to the financial statements

Horizon I Investments, LLC
Statement of Cash Flows
For the Three Months Ended March 31, 2016
(unaudited)

Cash Flows From Operating Activities:
Net loss	$(78)

Net Cash Used in Operating Activities	(78)

Cash Flows From Investing Activities:
Issuance of notes receivable - related party	(750,000)

Net Cash Used in Investing Activities	(750,000)

Net decrease in cash	(750,078)

Cash - beginning of the period	4,073,447

Cash - end of the period	$3,323,369

Supplemental disclosure of cash flow information:
Interest	$-
Income taxes	$-

See accompanying notes to the financial statements

HORIZON I INVESTMENTS, LLC
NOTES TO FINANCIAL STATEMENTS
(unaudited)

1.           NATURE OF OPERATIONS

Horizon I Investments, LLC (“Horizon” or the “Company”) is a Delaware limited liability company with perpetual duration that was formed on October 22, 2015.

The purpose of the Company is to make debt and equity investments in as well as engage in acquisition, exploration, exploitation and development of oil and natural gas properties and prospects in the United States and internationally.

As of March 31, 2016, the Company had a working capital of $4,133,369 and an accumulated deficit of $54,631.  As a result of the utilization of cash in its operating activities, and the development of its assets, the Company has incurred losses since it commenced operations. In addition, the Company has a limited operating history.  At March 31, 2016, the Company had cash of approximately $3.3 million. The Company’s primary source of operating funds since inception has been through equity financings. While management believes that the current level of working capital is sufficient to maintain current operations as well as the planned added operations for the next 12 months, including the Petro Transaction, management intends to raise capital through debt and equity instruments in order to execute its business and operating plans. Management can provide no assurances that the Company will be successful in capital raising efforts. In order to conserve capital, from time to time, management may defer certain activities.

Recent Developments

On December 1, 2015, the Company entered into a conditional purchase agreement with Petro River Oil Corp. ("Petro"). Under the terms of the Purchase Agreement, the Company intends to sell to Petro, no earlier than April 30, 2016 (the "Closing Date"), and subject to the satisfaction of certain conditions set forth in the Purchase Agreement (the "Petro Transaction"): (i) a 20% membership interest in Horizon Energy Partners, LLC ("Horizon Energy"); (ii) a promissory note receivable issued by the Company to Petro in the principal amount of $750,000 (see Note 3 – “Petro Note”); (iii) approximately $690,000 held in escrow pending Closing; and (iv) certain bank, investment and other accounts maintained by the Company, in an amount which, together with the amount issued under the Petro Note and the Closing Proceeds, total not less than $5.0 million (collectively, the "Purchased Assets"). The consideration for the Purchased Assets is 2.033 million pre-split (10.2 million post-split) shares of Petro’s common stock, $0.0001 par value ("Common Stock"), which shares shall be issued to the Company on the Closing Date. Horizon Energy is an oil and gas exploration and development company owned and managed by former senior oil and gas executives.  It has a portfolio of domestic and international assets, including two assets located in the United Kingdom, adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe.

The Petro Transaction closed on May 3, 2016 (see Note 7).

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. The Company held no cash equivalents at March 31, 2016.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits.

Cost Method Investment

In accordance with Accounting Standards Codification (“ASC”) No. 325-20, “Investments-Other: Cost Method Investments”, for investments in an investee over which the Company does not have significant influence, the Company carries the investment at cost and only adjusts for other-than-temporary declines in fair value and distributions of earnings. The Company’s management regularly evaluates the impairment of its cost method investments based on the performance and financial position of the investee as well as other evidence of estimated market values. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, recent financing, projected and historical financial performance, cash flow forecasts and current and future financing needs. An impairment loss is recognized in the consolidated statements of operations equal to the excess of the investment’s cost over its fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of investment.

Income Taxes

The Company has elected to be taxed as a partnership whereby all taxable income and expense will be passed through to the Company members holding equity units in the Company.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Subsequent Events

The Company’s management reviewed all material events through the date of the financial statements were issued for subsequent event disclosure consideration.

Recent Accounting Pronouncements

The Company has reviewed all other recently issued accounting pronouncements, which were in effect and could impact its consolidated financial statements, and does not believe that any other recently issued accounting pronouncement would have a material impact on its financial position or results of operations.

3.           NOTE RECEIVABLE – RELATED PARTY

On December 1, 2015 and January 12, 2016, the Company issued non-recourse promissory notes to Petro, with aggregate principal amount of $1,500,000 (the “Petro Notes”), the proceeds of which are to be used for working capital purposes. Interest on the Petro Notes is due upon the earlier to occur of closing of the Petro Transaction, or December 31, 2016. Amounts due under the terms of the Petro Notes accrue interest at an annual rate equal to one half of one percent. As of March 31, 2016 and December 31, 2015, the outstanding balance due from Petro was $1,500,000 and $750,000, respectively.

4.           COST METHOD INVESTMENT IN HORIZON ENERGY PARTNERS LLC

On November 19, 2015, the Company paid $688,000 for a 20% interest in Horizon Energy.  It has a portfolio of domestic and international assets, including two assets located in the United Kingdom, adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe.  The Company accounts for the investment under the cost method. As of March 31, 2016 and December 31, 2015, the balance of this cost method investment was $688,000.

5.           ESCROW DEPOSITS PAYABLE

As part of the Petro Transaction discussed in Note 1, approximately $690,000 (“Escrow Proceeds”) held in escrow will be paid to Petro upon closing of the transaction. The Escrow Proceeds are being held in a third party escrow account under the terms of an Escrow Agreement (“Escrow Agreement"). Under the terms of the Escrow Agreement, the Escrow Proceeds will be disbursed to Petro upon consummation of the Petro Transaction, the issuance to certain investors of 2.033 million pre-split (10.2 million post-split) shares of Petro's Common Stock, as well as the satisfaction of other release conditions set forth in the Escrow Agreement.

6.           MEMBERS’ EQUITY

The Company’s capital structure consists of the authorization to issue 1,000 member units and each issued member unit has one vote. The profits and losses of the Company, as defined in the operating agreement, are allocated to the members in accordance with their respective ownership percentage interests.

As of March 31, 2016 and December 31, 2015, 1,000 member units were issued and outstanding.

7.           RELATED PARTY TRANSACTIONS

As discussed above in Note 3, the Company issued non-recourse promissory notes to Petro in December 2015 and January 2016.

The Sole Manager of the Company, Mr. Scot Cohen, holds a 9.2% membership interest in the Company and is the Executive Chairman of Petro. In addition, Mr. Cohen owns a 2.8% membership interest in Horizon Energy. On April 28, 2016, Mr. Cohen contributed an additional $150,000 to the Company.

8.           SUBSEQUENT EVENTS

On April 7, 2016, the Company issued a third non-recourse promissory note in the principal amount of $100,000 ("Note C") to Petro. The principal and all accrued and unpaid interest on Note C is due upon the earlier to occur of closing of the transactions contemplated under the terms of the Purchase Agreement. Amounts due under the terms of Note C accrue interest at an annual rate equal to one half of one percent.

On May 3, 2016, Petro River Oil Corp. entered into an Amended and Restated Conditional Purchase Agreement with the Company ("Amended Agreement"). The Amended Agreement amends and restates a Conditional Purchase Agreement entered into on December 1, 2015 (Petro Transaction as discussed in Note 1).

The Amended Agreement amends the Petro Agreement to (i) provide for additional advances by the Company to Petro of approximately $850,000 (together with the previous advance of $750,000, the "Notes Receivable"); and (ii) the issuance by Petro at closing of the transactions contemplated by the Petro Transaction of an additional approximately 1,395,916 post-split shares. The increase in the number of shares issued to the Company reflects the additional cash, receivables and other assets reflected on the Company’s balance sheet at the time of closing of the Petro Transaction, which amount reflects the Notes Receivable. All other terms and conditions of the Purchase Agreement remained in full force and effect.

The Petro Transaction closed on May 3, 2016 (the "Closing"), as a result of the Closing, Petro issued 11,564,250 post-split shares of its Common Stock to the Company.